Novel Treatments for Neuromuscular Condi4ons Orally-administered TRPV1 and TRPA1 Activators Reduce Night Leg Cramps in a Randomized, Blinded, Placebo-Controlled, Crossover Human Trial Cermak, J.M., Rosen, L.B., Hegarty, B.W., Bean, B.P., MacKinnon, R., Westphal, C.H., and Wessel, T. Flex Pharma, Inc. Boston, MA 02199 Nocturnal leg cramps (NLC) aﬀect millions of Americans, and there are no FDA- approved drug therapies. Recent experimental evidence argues that hyperexcitability of alpha-motor neurons is central to generaDng muscle cramps. IniDal observaDons in athletes led to the hypothesis that acDvaDon of TRPV1/ TRPA1 ion channels in mucous membranes of the oropharynx/upper GI tract increases inhibitory tone in the spinal cord, dampening motor neuron hyperexcitability. Recent evidence in electrically- and voliDonally-induced cramps in athletes supports this hypothesis. We invesDgated the safety and eﬃcacy of a proprietary formulaDon of TRP acDvators (TRP-SDm) in NLC in a randomized, blinded, placebo-controlled, crossover trial in subjects with cramps at least 4 nights/week. ATer an iniDal placebo run-in period, 51 evaluable subjects (50-77 years) were randomized to either placebo or TRP-SDm for two weeks, then crossed over for two weeks. StaDsDcally signiﬁcant eﬀects were demonstrated on key endpoints: cramp frequency (p<0.05); cramp-free days (p<0.01), the physician-rated Clinical Global Impression of Change (p<0.01); and speciﬁc sleep disturbance (p<0.05) and pain measures (p<0.01). The product appeared to be safe and well-tolerated, with no serious adverse events. The magnitude of cramp reducDon appears to be similar to published “Class 1 level” quinine eﬃcacy studies (quinine was banned by the FDA for leg cramps due to safety issues) (1). Finally, a subset of subjects had a pronounced clinical beneﬁt. These results demonstrate that TRP acDvaDon can reduce NLC. This supports the novel concept of Chemical Neuro SDmulaDon, a process whereby small molecules acDvate TRP ion channels topically, leading to sensory sDmulaDon that in turn reduces hyperexcitability in motor neurons at mulDple levels in the spinal cord. The human eﬃcacy signals generated in this study hold promise as a new approach in treaDng NLC and cramps in neurological disorders. Based upon these results, we plan to iniDate studies with a chemically-synthesized single molecule TRP acDvator in potenDal indicaDons such as NLC, MS and ALS. Summary Methods Summary & Conclusions 1.  Katzberg HD, Khan AH and So YT. Neurology. 74(8):691-6, 2010. 2.  Minetto MA, Holobar A, Botter A, and Farina D. Exerc. Sport Sci. Rev. 41(1): 3-10, 2013. 3.  Milanov, I. Electromyogr Clin Neurophysiol. 32 (2): 73-9, 1994. 4.  Okun, M. & Lampl, I. Nature Neurosci. 11: 535–537, 2008. 5.  Beilefeldt et al., Am J Physiol Gastrointest Liver Physiol 294: G130–G138, 2008. 6.  Yu et al., Am J Physiol Gastrointest Liver Physiol 297: G34–G42, 2009. References Nocturnal leg cramps (NLC) •  50% of those over the age of 50 suﬀer from NLC with increasing prevalence and frequency with age; Over 4 million in the US over age 65 suﬀer daily. •  Quinine, prescribed in the United Kingdom for NLC, is associated with thrombocytopenia, hypersensiDvity reacDons and QT prolongaDon and is no longer approved in the US for NLC, and no approved drug alternaDve exists in the US to treat NLC. Figure 2. Mul4-Center Trial in NLC: A randomized, double-blind, placebo- controlled, double cross-over study to evaluate the eﬀects of a Flex product on the frequency of nocturnal foot and/or leg cramps when self-administered approximately 45 minutes before going to bed. Background Figure 1. Overview of suspected mechanism of muscle cramps and methods of cramp inhibi4on by ac4va4on of TRP ion channels. Muscle cramping and spasDcity is thought to be caused by the uncontrolled and repeDDve ﬁring of α-motor neurons in the spinal cord (2, 3), resulDng in maintained contracDon of the muscle. Flex Pharma’s proprietary products exploit a general principle of neural circuits whereby strong excitatory sensory input from one source enhances overall inhibitory tone by increased recruitment of inhibitory neurons, thereby reducing excitability in other parts of the circuit (4). Flex Pharma’s products sDmulate primary sensory neurons in the mouth, esophagus and stomach by acDvaDng TRPV1 and TRPA1 ion channels (5,6). When acDvated, these sensory neurons, which project both directly and indirectly to the spinal cord, enhance the inhibitory tone in spinal cord circuits to reduce repeDDve ﬁring of α-motor neurons which prevents or reduces the frequency and intensity of muscle cramps and spasms. v  Nocturnal leg cramps aﬀect millions of Americans, but no approved drug therapy for NLC currently exists (quinine was banned by the FDA for leg cramps due to safety issues). v  Flex-100 inves4gated the safety and eﬃcacy of TRP ac4vators in a randomized, blinded, placebo-controlled, cross-over study in healthy subjects (50-77 years) suﬀering ≥ 4 night leg cramps/week. v  Treatment with TRP ac4vators resulted in sta4s4cally signiﬁcant eﬀects on clinically meaningful endpoints: cramp frequency (p<0.05); cramp-free days (p<0.01), physician- rated Clinical Global Impression of Change (p<0.01); “diﬃculty staying asleep” (p<0.05) and VAS pain intensity over the last 3 days of each treatment period (p<0.01). v  12% of subjects when treated with TRP ac4vators experienced a > 75% decrease in total cramps experienced over the two week treatment period. v  There were no serious adverse events; all adverse events reported were mild or moderate, transient and primarily gastrointes4nal: “4ngling lips” and “dyspepsia” were the most frequent. v  The magnitude of cramp reduc4on appears to be similar to published “Class 1 level” quinine eﬃcacy studies. v  Chemical Neuro S4mula4on of TRPV1 and TRPA1 channels in the oral mucosa may be a generally applicable method to treat disorders stemming from α-motor neuron hyperexcitability. v  Clinical studies will be ini4ated using the chemically-synthesized single molecule TRP ac4vator in poten4al indica4ons such as NLC, MS and ALS. Disposi4on and Demographics Disposi4on •  Overall, 64 subjects enrolled in Placebo Run-in •  13 subjects disconDnued aTer Placebo Run-in: •  9 for placebo response (CGI > 3 aTer placebo) •  ~ 15% placebo run-in exclusion rate •  1 for IVRS noncompliance, 1 for HbA1c out-of-range, 1 for no-show •  1 for con med carisoprodol (centrally acDng muscle relaxant) •  51 subjects were randomized to Periods 1 & 2 •  50 subjects complete •  1 subject disconDnued due to Adverse Event (AE) of UTI Demographics •  Of the N=51 randomized subjects: •  65 % were female; 35 % were male •  92% were White, 8 % were Black or African-American •  8% were Hispanic or LaDno; 92% were non-Hispanic or LaDno •  Mean age was 60.5 years (range 50-77) •  Mean BMI was 29 (range 21 – 46) Objec4ves & Endpoints Objec4ve: To assess the safety, tolerability, and exploratory eﬃcacy of TRP- sDmulator extracts vs. control beverage over a 2-weeks period on Nocturnal Legs Cramps (NLC) as assessed by the following endpoints: Eﬃcacy – Change from baseline in: 1)  Total number of cramps per period; 2)  Number of cramp-free days per period; 3)  Cramp pain/intensity assessments; 4)  Clinical Global Impression of Change; 5)  Quality of Life SF-36; and 6)  Insomnia Severity Index Safety: Safety endpoints will be the reported SAEs and unexpected AEs to the study treatment, vital signs, and laboratory assessments. Period 1 TRP-S4m 14 days Period 2 TRP-S4m 14 days Period 1 Placebo (beverage) 14 days Period 2 Placebo (beverage) 14 days ★ ★ ★ ★ ★ Study Visit Completers (N=50) ★ Recruitment and Screening (cramps for ≥ 3-4 nights per week for 4 consecu4ve weeks prior to Screening) Entered Period 1 (N=64) Exclude Placebo Responders à Randomized (N=51) Placebo Run-in (capsule) 14 days Baseline assessment at end of 2-week Run-in period Reported daily by subjects through an InteracDve Voice Response System (IVRS) Assessed by sites at the end-of-period study visits Results Results, cont. Red font = excluded aTer Placebo Run-in due to placebo response Responders = Much or Very Much Improved compared to Baseline •  40 % Responders on TRP-SDm Beverage •  24 % Responders on Placebo Beverage Period 1 Flex-Aid Placebo Scale (Score) N=62 N=50 N=49 ------------------------------------------------------------------------ Very Much Improved (1) 1 ( 2%) 7 ( 14%) 3 ( 6%) Much Improved (2) 6 ( 10%) 13 ( 26%) 9 ( 18%) Minimally Improved (3) 7 ( 11%) 16 ( 32%) 11 ( 22%) No Change (4) 34 ( 55%) 8 ( 16%) 18 ( 37%) Minimally Worse (5) 8 ( 13%) 1 ( 2%) 3 ( 6%) Much Worse (6) 1 ( 2%) 2 ( 4%) 0 ( 0%) Very Much Worse (7) 5 ( 8%) 3 ( 6%) 5 ( 10%) Figure 6. Clinical Global Impression of Change (CGI-C) by Treatment. Responders were deﬁned as those who scored 1 or 2 on the CGI-C, as assessed by the site principal invesDgators. TRP-SDm beverage treatment led to 40% of subjects being considered Responders vs. only 24% with Placebo beverage. Run-in TRP-S4m l Figure 4. Graphical representa4on of the mean daily cramp frequency for each cross-over period (Periods 1 and 2). The TRP-SDm treatment arms display nominal increasing eﬃcacy over the course of each crossover period, whereas the placebo arms show no improvement over the 14-day periods. Av er ag e n um be r o f c ra m ps 1 3 5 7 9 11 13 1 3 5 7 9 11 13 2.5 2.0 1.5 1.0 0.5 Day/Period 1 Day/Period 2 Placebo Placebo TRP-S5m TRP-S5m Poster No. 013 Figure 3. TRP-S4m treatment results in signiﬁcant diﬀerences rela4ve to placebo across mul4ple clinically meaningful endpoints. Figure 5. Percentage of par4cipants who experienced at least a 25%, 50%, or 75% decrease in the total number of cramps over the two week study period. Those individuals receiving TRP-SDm demonstrated a more pronounced cramp reducDon than Placebo in all groups, with only TRP-SDm showing a >75% reducDon. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 25% 50% 75% % of P ar (c ip an ts % Decrease in Total Cramps per 2 Week Period TRP-S2m Placebo n=32 n=25 n=18 n=11 n=6 ≥ 25% ≥ 50% ≥ 75% * p-values from Wilcoxon Signed Rank Test ** Responder analysis (answer of ‘none’ or ‘mild’) Green = staCsCcally signiﬁcant; amber = trend toward signiﬁcance Mean Median Change from Baseline in: TRP-SCm Placebo p-value TRP- SCm Placebo p-value* Total Cramps/ Period -7.0 -5.0 <0.05 -6 -4 <0.05 Total Cramp-Free Days/ Period 2.3 1.3 <0.01 2 1 <0.01 CGI 3.1 3.6 <0.01 3 4 <0.01 VAS Pain Intensity •  Mean / Period •  Mean / Last 3 Days of Period -6.7 -7.5 -3.6 -4.3 0.051 <0.01 Insomnia Severity Index (5 items): TRP- SCm Placebo p-value Sub-quesCon Q1b: •  Diﬃculty staying asleep** 39% 33% <0.05